SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A
CURRENT REPORT
(Amendment No. 1)

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)      August 24, 2011

PERMA-FIX ENVIRONMENTAL SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-11596	58-1954497
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8302 Dunwoody Place, Suite 250, Atlanta, Georgia	30350
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (770) 587-9898

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Explanatory Note

This Current Report on Form 8-K/A (Amendment No. 1) (the “Amendment”) supplements the Current Report on Form 8-K we filed with the Securities and Exchange Commission on August 30, 2011.  The purpose of the Amendment is to disclose the Company’s decision regarding how frequently we will conduct future advisory votes on executive compensation paid to our named executive officers.

Item 5.07 – Submission of Matters to a Vote of Security Holders.

(d) On August 24, 2011, the Company held its 2011 Annual Meeting of Stockholders (the “Meeting”).  At the Meeting, our stockholders were asked to consider and act upon, among other matters, an advisory (non-binding) on the frequency of future advisory votes on the executive compensation.  As previously reported, the frequency of once each year received the highest number of votes casted. In consideration of the stockholder vote, our Board of Directors has determined to hold the stockholder advisory vote on executive compensation on an annual basis until the next required advisory vote on the frequency of future advisory votes on executive compensation.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 2, 2011

PERMA-FIX ENVIRONMENTAL SERVICES, INC.

By:	/s/ Ben Naccarato
Ben Naccarato
Vice President and
Chief Financial Officer